Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of The Gymboree Corporation (the “Company”) on Form 10-Q/A for the period ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Lisa M. Harper, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 22, 2005	By:	/s/ LISA M. HARPER
Date
Lisa M. Harper
Chief Executive Officer and Chairman of the Board